UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

KOHL’S CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KOHL’S CORPORATION ** IMPORTANT NOTICE **	Shareholder Meeting to be held on 05/14/09 Proxy Materials Available

       Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

KOHL’S CORPORATION

N56 W17000 RIDGEWOOD DRIVE

MENOMONEE FALLS, WI 53051

• 2009 Notice and Proxy Statement • Annual Report on Form 10-K for Fiscal Year ended January 31, 2009

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:        Annual

Meeting Date:         05/14/09

Meeting Time:        1:00 P.M., CDT

For holders as of:    03/11/09

Meeting Location:

The Pilot House at Pier Wisconsin

500 N. Harbor Drive

Milwaukee, WI 53202

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items
ITEM 1. Election of Directors The Board of Directors Recommends a Vote FOR All Nominees.
Nominees: 1a. Peter Boneparth

1b.    Steven A. Burd

1c.    John F. Herma

1d.    Dale E. Jones

1e.    William S. Kellogg

1f.    Kevin Mansell

1g.    R. Lawrence Montgomery

1h.    Frank V. Sica

1i.     Peter M. Sommerhauser

1j.     Stephanie A. Streeter

1k.    Stephen E. Watson

ITEM 2. Ratify Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm.

The Board of Directors Recommends a Vote FOR the Ratification of Ernst & Young LLP as independent Registered Public Accounting Firm.

ITEM 3. Shareholder Proposal Regarding the Amendment of the Company’s Articles of Incorporation.

The Board of Directors Recommends a Vote AGAINST This Shareholder Proposal Regarding the Amendment of the Company’s Articles of Incorporation.